                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Borealis Technology Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held March 15, 1999

To our stockholders:

     You are hereby notified of, and invited to attend, a Special Meeting of Stockholders of BOREALIS TECHNOLOGY CORPORATION, a Delaware corporation (the "Company") which will be held at the Company's principal executive offices, 9790 Gateway Drive, Suite 200, Reno, Nevada 89511 at 10:00 a.m. Pacific Standard Time on March 15, 1999. The purpose of the meeting is to:

     (1) approve an amendment to the Company's Certificate of Incorporation changing the name of the Company to "Portivity, Inc."

     (2) act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has authorized the amendment to the Certificate of Incorporation changing the name of the Company to "Portivity, Inc." The Company is seeking stockholder approval for the amendment to comply with Section 242 of the Delaware General Corporation Law.

     The Board of Directors has fixed the close of business on February 16, 1999 as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

     Representation of at least a majority of all outstanding shares of common stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

     Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          Very truly yours,

                                          Patrick Grady
                                          Chief Executive Officer

Reno, Nevada
February 18, 1999

              STOCKHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                   CAREFULLY PRIOR TO RETURNING THEIR PROXIES
                            ------------------------

                                PROXY STATEMENT
                     FOR SPECIAL MEETING OF STOCKHOLDERS OF
                        BOREALIS TECHNOLOGY CORPORATION
                            ------------------------

                           TO BE HELD MARCH 15, 1999

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BOREALIS TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), on behalf of the Company, of proxies to be voted at the Special Meeting of Stockholders to be held at 10:00 a.m. Pacific Standard Time on March 15, 1999 at the Company's principal executive offices, 9790 Gateway Drive, Suite 200, Reno, Nevada 89511 or at any adjournment thereof, for the purposes set forth below (the "Special Meeting"). This Proxy Statement and the proxy card were first mailed to stockholders on or about February 19, 1999.

                         VOTING RIGHTS AND SOLICITATION

     The Board of Directors has fixed the close of business on February 16, 1999 as the record date (the "Record Date") for determining those stockholders who will be entitled to vote at the meeting. As of February 16, 1999, the Company had approximately 8,793,305 shares of common stock, $.001 par value per share (the "Common Stock"), issued and outstanding. All of the shares of the Company's Common Stock outstanding on the Record Date are entitled to vote at the Special Meeting, and stockholders of record entitled to vote at the meeting will have one (1) vote for each share so held on the matters to be voted upon.

     Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Special Meeting of Stockholders in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the amendment to the Company's Certificate of Incorporation changing the corporate name to "Portivity, Inc." Management does not know of any matters to be presented at this Special Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted. A quorum must be present, either in person or by proxy for the transaction of any business at the meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted as votes cast against a proposal presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by the officers and non-officer employees of the Company for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                                   PROPOSAL 1

            TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION CHANGING THE CORPORATE NAME TO "PORTIVITY, INC."

BACKGROUND FOR PROPOSAL

     The current management of the Company believes based upon representations made by others within the Company's line of business, that the Company's product sales, in part, have been materially adversely affected by a negative stigmatism associated with the "Borealis" name, stemming back to certain activities unrelated to the Company's current management team. The current management believes that a change in the Company's name from "Borealis Technology Corporation" to "Portivity, Inc." may reduce the stigmatism associated with the Company's products and thereby improve the Company's sales productivity. Changing the Company's name to "Portivity, Inc." requires the Company to file a certificate with the Secretary of State of Delaware amending its Certificate of Incorporation. The Board of Directors of the Company approved the proposed amendment and the filing of a certificate with the Secretary of State of Delaware contingent upon stockholder approval on February 11, 1999.

     If the proposed name change is adopted, it is the intent of the Company to use the new name in its communications with stockholders and the investment and business community. If the amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

REASON FOR STOCKHOLDER APPROVAL

     Pursuant to Section 242 of the DGCL, any amendment to an issuer's Certificate of Incorporation must be approved by the issuer's stockholders.

VOTE REQUIRED

     The Board of Directors recommends that stockholders vote FOR the amendment to the Company's Certificate of Incorporation changing the corporate name to "Portivity, Inc." Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. The affirmative vote of a majority of those shares of Common Stock present at the meeting in person or by proxy is required to approve the amendment to the Company's Certificate of Incorporation.

                             STOCKHOLDER PROPOSALS

     On January 28, 1999, the Company filed a Form 15 with the Securities and Exchange Commission in an effort to terminate the Company's registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless informed by the SEC prior thereto, the Form 15 will become effective on April 28, 1999, at which time the Company will no longer be required to comply with the rules and regulations under the Exchange Act, including Rule 14a-8. Stockholders are hereby notified that no proposals were submitted within the time period permitted by Rule 14a-8 for consideration at the 1999 Annual Meeting of Stockholders. If any stockholder wishes a proposal to be included in the Company's Proxy Statement and form of proxy relating to the 2000 Annual Meeting of Stockholders, such stockholders must deliver a written copy of their proposal no later than 120 days prior to the day and month (but not the year) of the notice pertaining to the 1999 Annual Meeting of Stockholders. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in the Company's proxy materials, if, at the time of submission, the Company is still, or otherwise becomes, subject to the reporting requirements of the Exchange Act. Stockholders who wish to submit a proposal for consideration at the Company's 2000 Annual Meeting of Stockholders, but who do not wish to submit a proposal for inclusion in the Company's Proxy Statement pursuant to Rule 14a-8 under the Exchange Act, must deliver a copy of their proposal no later than 45 days prior to the day and month of the the notice of meeting pertaining to the 1999 Annual Meeting of Stockholders during the year 2000. In either case, proposals should be delivered to Borealis Technology Corporation (Portivity, Inc.), 9790 Gateway Drive, Suite 200, Reno, Nevada 89511, Attention:

Chief Financial Officer. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at this Special Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          Patrick Grady
                                          Chief Executive Officer

February 18, 1999
Reno, Nevada

PROXY

                        BOREALIS TECHNOLOGY CORPORATION
                 9790 GATEWAY DRIVE, SUITE 200, RENO, NV 89701

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned herby appoints Patrick Gracy and Elizabeth Gasper, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.001 per share ("Common Stock") of Borealis Technology Corporation ("Borealis") held by the undersigned on February 16, 1998, at the special meeting of stockholders to be held on March 15, 1999, and any adjournment thereof (the "Meeting").

                 (Continued and to be signed on reverse side.)

                              FOLD AND DETACH HERE

1. PROPOSAL TO APPROVE AN AMENDMENT TO      FOR   AGAINST   ABSTAIN
   THE BOREALIS CERTIFICATE OF
   INCORPORATION CHANGING THE NAME OF
   THE COMPANY TO "PORTIVITY, INC."

                                                                        2. In their discretion the Proxies are authorized
                                                                           to vote upon such other matters as may
                                                                           properly come before the Meeting.

                                                                        This proxy when properly executed will be voted
                                                                        in the manner directed herein by the undersigned
                                                                        stockholder. If no direction is made, this proxy
                                                                        will be voted for Proposal 1.

                                                                        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                        CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature ____________________________ Signature if held jointly ____________________________ Dated ________________ 1999

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                   *FOLD AND DETACH HERE *

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